                                                                  EXHIBIT (d)(3)

[LOGO OF AGILENT TECHNOLOGIES]                        Agilent Technologies, Inc.
                                                              395 Page Mill Road
                                                          PO Box 10395, MS A1-07
                                                Palo Alto, California 94303-0870

                              Agilent Confidential

December 4, 2000

Jeff Boone
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 917940

Dear Jeff:

We are extremely pleased to extend to you an offer of employment with Agilent Technologies, and look forward to you joining our company. This offer is contingent upon the successful closing of the proposed acquisition of Objective Systems Integrators Inc. (OSI) by Agilent Technologies.

You will begin employment at an annual base salary of $200,000 and be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing. In addition, you will be eligible to participate in Agilent's Results Bonus Program.

We are eager to welcome you as an Agilent employee and want to ensure that you remain in place to help us pursue our many technical and business challenges. Therefore, this offer of employment includes an offer of Agilent non-qualified stock options representing the right to purchase 4,000 shares of Agilent Technologies common stock. This option will be granted by the Compensation Committee of Agilent's Board of Directors and will be contingent on the successful closing of the terms and conditions of OSI by Agilent and your commencement of employment with Agilent Technologies. The grant date will be the later of the date the Committee meets to award this option or the date that you begin employment with Agilent, and the price will be the fair market value (average of high and low of Agilent stock price) on that date. The option will vest 25% per year and will be fully vested on the fourth anniversary of the grant date. The terms and conditions of this grant will be governed by Agilent's 1999 Stock Plan, which will be provided to you when you receive your award.

In addition, we will honor your change of control agreement, including the treatment of your outstanding OSI options. These options will be converted in price and quantity to an equivalent value of Agilent options at the close date, and be immediately vested at that time. You will have a minimum of one year to exercise these converted Agilent options. In addition, if you accept our employment offer, we will extend the life of these options to the original term of your OSI options. For example, if one of your original OSI options grants was to expire in November 2009, your replacement grant of Agilent options will also expire in November 2009, provided you remain an Agilent employee. This may potentially give you a much longer time frame in which to exercise or hold your options, beyond the one year stipulated in your change of control agreement.

You will receive credit for your continuous service with OSI, for additional Agilent benefits:

     .  Placement on Agilent's Flexible Time-Off accrual schedule

     . Rollover of your unused vacation time into Agilent's FTO plan up to the Agilent accrual cap.

Your service for all other Agilent Technologies' programs will begin on your first day of employment with Agilent.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of employment, we require a completed and signed copy of these documents:

     1.  Agilent Technologies Application

     2.  Employment Acceptance Form

     3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter and in accordance with Agilent Technologies' standard employment policies.

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, at (781) 258-0060 (cell) or (978) 266-3394 (office). Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

Surely you'd like to know a bit about us before you decide to join the team! Agilent provides solutions and technologies that revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics. Please visit our web site to learn more at --http://www.agilent.com
                                                          ----------------------

I hope you will regard this letter as evidence of Agilent 's strong desire to have you join us. We sincerely hope you choose to become a part of Agilent Technologies and look forward to hearing from you soon.

Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communications Management Solutions Business Unit

S1                                                    Employment Acceptance Form
                                                                     Acquisition
                                                                     OFIS #0128A


Please type or print in black ink.
--------------------------------------------------------------------------------
Boone, Jeff


--------------------------------------------------------------------------------

                           EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

  1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

  2. Participation in post-employment medical screening may be required. If medical restrictions cannot be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

  3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

  4. Any employment is not for a fixed period of time and is terminable at the will of either Agilent Technologies or me. No contrary representation or promises have been made to me and no such promise or representation shall be binding unless in writing and signed by an officer of Agilent Technologies.

--------------------------------------------------------------------------------
EMPLOYEE SIGNATURE:                                      DATE


--------------------------------------------------------------------------------

In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

--------------------------------------------------------------------------------
DATE OF BIRTH

          ---                   ---
--------------------------------------------------------------------------------


Resident address (if no permanent address yet, temporary address)

--------------------------------------------------------------------------------
STREET                                        CITY/STATE


--------------------------------------------------------------------------------
COUNTY                     Agilent Technologies WORK SITE LOCATION  (City/State)


--------------------------------------------------------------------------------



Page 1 of 1     The scanned copy of this form in OFIS is the official
                    document of record.  The original    12/5/00
          paper copy will be destroyed after the required retention period.

                                             Agilent Technologies, Inc.
                                             395 Page Mill Road
                                             PO Box 10395, MS A1-07
                                             Palo Alto, California 94303-0870
[LOGO OF AGILENT TECHNOLOGIES]


                              Agilent Confidential

December 4, 2000

Phil Cardman
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 917937

Dear Phil:

As you know, Agilent Technologies has made a formal proposal to acquire Objective Systems Integrators, Inc. (OSI). Although a number of your colleagues who hold other positions within OSI will be offered full-time, regular employment with Agilent Technologies, our assessment indicates that your position is not needed on a full-time, regular basis. We do, however, recognize that your talent and expertise will be important to a successful transition. Therefore, we are pleased to offer you short-term and conditional employment with Agilent Technologies for a period not to exceed two months. This offer is contingent upon the successful closing of the proposed acquisition of OSI by Agilent Technologies.

The following conditions apply, should you accept this offer:

    1. You will begin employment with Agilent Technologies at a monthly base salary of $20,000 and will be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing.

    2. Your employment is for a limited time only; you specifically agree that upon the provision of 2 weeks notice, Agilent may terminate your employment.

    3. You will not be eligible for Agilent's standard workforce balancing programs at termination.

Your service for all other Agilent Technologies programs will begin on your first day of employment with Agilent. Other resources are available for you to learn more about the company, including our redesigned web site at - http://www.agilent.com. Agilent provides solutions and technologies that
----------------------
revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of conditional employment, we require a completed and signed copy of these documents:

    1. Agilent Technologies Application
    2. Employment Acceptance Form
    3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter. Your acceptance of this conditional offer also indicates your understanding and acceptance of the specific and conditional terms applicable to your short-time employment with Agilent Technologies.

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, at (781) 258-0060 (cell) or (978) 266-3394 (office). Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

We hope you choose to join Agilent Technologies and look forward to hearing from you soon.


Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communications Solutions Business Unit

S1                                                   Employment Acceptance Form
                                                     Acquisition (Transitional)
                                                                    OFIS #0128T

Please type or print in black ink.
--------------------------------------------------------------------------------
Cardman, Phil
--------------------------------------------------------------------------------

                          EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

    1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

    2. Participation in post-employment medical screening may be required. If medical restrictions cannot be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

    3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

-------------------------------------------------------------------------------
EMPLOYEE SIGNATURE:                                      DATE
-------------------------------------------------------------------------------

In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

--------------------------------------------------------------------------------
DATE OF BIRTH
         ---        ---
-------------------------------------------------------------------------------

Resident address (if no permanent address yet, temporary address)
-------------------------------------------------------------------------------
STREET                    CITY/STATE

-------------------------------------------------------------------------------
COUNTY                    Agilent Technologies WORK SITE LOCATION  (City/State)

-------------------------------------------------------------------------------

 The scanned copy of this form in OFIS is the official document of record. The original paper copy will be destroyed after the required retention period.

                                               Agilent Technologies, Inc.
                                               395 Page Mill Road
                                               PO Box 10395, MS A1-07
                                               Palo Alto, California 94303-0870

[LOGO OF AGILENT TECHNOLOGIES]


                              Agilent Confidential

December 4, 2000

Larry Fiore
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 917936

Dear Larry:

As you know, Agilent Technologies has made a formal proposal to acquire Objective Systems Integrators, Inc. (OSI). Although a number of your colleagues who hold other positions within OSI will be offered full-time, regular employment with Agilent Technologies, our assessment indicates that your position is not needed on a full-time, regular basis. We do, however, recognize that your talent and expertise will be important to a successful transition. Therefore, we are pleased to offer you short-term and conditional employment with Agilent Technologies for a period not to exceed six months. This offer is contingent upon the successful closing of the proposed acquisition of OSI by Agilent Technologies.

The following conditions apply, should you accept this offer:

    1. You will begin employment with Agilent Technologies at a monthly base salary of $18,500 and will be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing.

   2. Your employment is for a limited time only; you specifically agree that upon the provision of 2 weeks notice, Agilent may terminate your employment.

   3. You will not be eligible for Agilent's standard workforce balancing programs at termination.

Your service for all other Agilent Technologies programs will begin on your first day of employment with Agilent. Other resources are available for you to learn more about the company, including our redesigned web site at -- http://www.agilent.com. Agilent provides solutions and technologies that
----------------------
revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of conditional employment, we require a completed and signed copy of these documents:

   1.  Agilent Technologies Application
   2.  Employment Acceptance Form
   3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter. Your acceptance of this conditional offer also indicates your understanding and acceptance of the specific and conditional terms applicable to your short-time employment with Agilent Technologies.

We will support you in looking at full-time employment opportunities within Agilent Technologies. You will have access to the Job Searcher database, which houses all internal and external Agilent openings. Furthermore, we will have resources available if you need assistance in writing a resume and preparing for your job search. Feel free to visit the external employment site now, at -- http://jobs.agilent.com.
-----------------------

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, at (781) 258-0060 (cell) or (978) 266-3394 (office). Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

We hope you choose to join Agilent Technologies and look forward to hearing from you soon.


Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communications Management Solutions Business Unit

S1                                                    Employment Acceptance Form
                                                      Acquisition (Transitional)
                                                                     OFIS #0128T

Please type or print in black ink.
--------------------------------------------------------------------------
Fiore, Larry


--------------------------------------------------------------------------

                          EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

  1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

  2. Participation in post-employment medical screening may be required. If medical restrictions cannot be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

  3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

--------------------------------------------------------------------------------
EMPLOYEE SIGNATURE:                                            DATE


--------------------------------------------------------------------------------

In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

--------------------------------------------------------------------------------
DATE OF BIRTH
             ---                   ---
--------------------------------------------------------------------------------

Resident address (if no permanent address yet, temporary address)

--------------------------------------------------------------------------------
STREET                                                  CITY/STATE

-------------------------------------------------------------------------------------------------------------
COUNTY                                                  Agilent Technologies WORK SITE LOCATION  (City/State)


-------------------------------------------------------------------------------------------------------------


Page 1 of 1         The scanned copy of this form in OFIS is the official document of record.  The original         12/5/00
                                 paper copy will be destroyed after the required retention period.

[LOGO OF AGILENT TECHNOLOGIES]                  Agilent Technologies, Inc.
                                                395 Page Mill Road
                                                PO Box 10395, MS A1-07
                                                Palo Alto, California 94303-0870

                              Agilent Confidential

December 4, 2000

Roger Hosier
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 917941

Dear Roger:

We are extremely pleased to extend to you an offer of employment with Agilent Technologies, and look forward to you joining our company. This offer is contingent upon the successful closing of the proposed acquisition of Objective Systems Integrators Inc. (OSI) by Agilent Technologies.

You will begin employment at an annual base salary of $170,000 and be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing. In addition, you will be eligible to participate in Agilent's Results Bonus Program.

We are eager to welcome you as an Agilent employee and want to ensure that you remain in place to help us pursue our many technical and business challenges. Therefore, this offer of employment includes an offer of Agilent non-qualified stock options representing the right to purchase 3,000 shares of Agilent Technologies common stock. This option will be granted by the Compensation Committee of Agilent's Board of Directors and will be contingent on the successful closing of the terms and conditions of OSI by Agilent and your commencement of employment with Agilent Technologies. The grant date will be the later of the date the Committee meets to award this option or the date that you begin employment with Agilent, and the price will be the fair market value (average of high and low of Agilent stock price) on that date. The option will vest 25% per year and will be fully vested on the fourth anniversary of the grant date. The terms and conditions of this grant will be governed by Agilent's 1999 Stock Plan, which will be provided to you when you receive your award.

In addition, we will honor your change of control agreement, including the treatment of your outstanding OSI options. These options will be converted in price and quantity to an equivalent value of Agilent options at the close date, and be immediately vested at that time. You will have a minimum of one year to exercise these converted Agilent options. In addition, if you accept our employment offer, we will extend the life of these options to the original term of your OSI options. For example, if one of your original OSI options grants was to expire in November 2009, your replacement grant of Agilent options will also expire in November 2009, provided you remain an Agilent employee. This may potentially give you a much longer time frame in which to exercise or hold your options, beyond the one year stipulated in your change of control agreement.

You will receive credit for your continuous service with OSI, for additional Agilent benefits:

     .  Placement on Agilent's Flexible Time-Off accrual schedule

     . Rollover of your unused vacation time into Agilent's FTO plan up to the Agilent accrual cap.

Your service for all other Agilent Technologies' programs will begin on your first day of employment with Agilent.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of employment, we require a completed and signed copy of these documents:

     1.  Agilent Technologies Application

     2.  Employment Acceptance Form

     3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter and in accordance with Agilent Technologies' standard employment policies.

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, at (781) 258-0060 (cell) or (978) 266-3394 (office). Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

Surely you'd like to know a bit about us before you decide to join the team! Agilent provides solutions and technologies that revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics. Please visit our web site to learn more at --
http://www.agilent.com
----------------------

I hope you will regard this letter as evidence of Agilent 's strong desire to have you join us. We sincerely hope you choose to become a part of Agilent Technologies and look forward to hearing from you soon.


Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communications Management Solutions Business Unit

S1                                                         Employment Acceptance
                                                                Form Acquisition
                                                                     OFIS #0128A


Please type or print in black ink.
--------------------------------------------------------------------------------
Hosier, Roger

--------------------------------------------------------------------------------

                           EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

  1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

  2. Participation in post-employment medical screening may be required. If medical restrictions cannot be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

  3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

  4. Any employment is not for a fixed period of time and is terminable at the will of either Agilent Technologies or me. No contrary representation or promises have been made to me and no such promise or representation shall be binding unless in writing and signed by an officer of Agilent Technologies.

--------------------------------------------------------------------------------
EMPLOYEE SIGNATURE:                                          DATE


--------------------------------------------------------------------------------

In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

--------------------------------------------------------------------------------
DATE OF BIRTH

        ---                   ---
-------------------------------------------------------------------------------

Resident address (if no permanent address yet, temporary address)

--------------------------------------------------------------------------------
STREET                                       CITY/STATE


--------------------------------------------------------------------------------
COUNTY                     Agilent Technologies WORK SITE LOCATION (City/State)


--------------------------------------------------------------------------------


Page 1 of 1       The scanned copy of this form in OFIS is the official
                      document of record.  The original    12/5/00
              paper copy will be destroyed after the required retention period.

                                              Agilent Technologies, Inc.
                                              395 Page Mill Road
                                              PO Box 10395, MS A1-07
                                              Palo Alto, California 94303-0870
[LOGO OF AGILENT TECHNOLOGIES]


                              Agilent Confidential

December 4, 2000

Bud Mullanix
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 00009890

Dear Bud:

We are extremely pleased to extend you an offer of employment with Agilent Technologies, and look forward to you joining our company. This offer is contingent upon the successful closing of the proposed acquisition of Objective Systems Integrators Inc. (OSI) by Agilent Technologies.

Once you embark on this new endeavor with Agilent, you will begin employment at an annual base salary of $150,000 and be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing. This offer includes Agilent's executive level benefits including life insurance and supplemental disability insurance. In addition, you will be eligible to receive a target bonus opportunity of 25% under Agilent's Pay for Results program.

We are eager to welcome you as an Agilent employee and want to ensure that you remain in place to help us pursue our many technical and business challenges. Therefore, this offer of employment includes an offer of Agilent non-qualified stock options representing the right to purchase 3,000 shares of Agilent Technologies common stock. This option will be granted by the Compensation Committee of Agilent's Board of Directors and will be contingent on the successful closing of the terms and conditions of OSI by Agilent and your commencement of employment with Agilent Technologies. The grant date will be the later of the date the Committee meets to award this option or the date that you begin employment with Agilent, and the price will be the fair market value (average of high and low of Agilent stock price) on that date. The option will vest 25% per year and will be fully vested on the fourth anniversary of the grant date. The terms and conditions of this grant will be governed by Agilent's 1999 Stock Plan, which will be provided to you when you receive your award.

In addition, we will honor your change of control agreement, including the treatment of your outstanding OSI options. These options will be converted in price and quantity to an equivalent value of Agilent options at the close date, and be immediately vested at that time. You will have a minimum of one year to exercise these converted Agilent options. In addition, if you accept our employment offer, we will extend the life of these options to the original term of your OSI options. For example, if one of your original OSI options grants was to expire in November 2009, your replacement grant of Agilent options will also expire in November 2009, provided you remain an Agilent employee. This may potentially give you a much longer time frame in which to exercise or hold your options, beyond the one year stipulated in your change of control agreement.

You will receive credit for your continuous service with OSI, for additional Agilent benefits:

  .  Placement on Agilent's Flexible Time-Off accrual schedule

  . Rollover of your unused vacation time into Agilent's FTO plan up to the Agilent accrual cap.

Your service for all other Agilent Technologies' programs will begin on your first day of employment with Agilent.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of employment, we require a completed and signed copy of these documents:

  1.  Agilent Technologies Application
  2.  Employment Acceptance Form
  3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter and in accordance with Agilent Technologies' standard employment policies.

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, at (781) 258-0060 (cell) or (978) 266-3394 (office). Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

Surely you'd like to know a bit about us before you decide to join the team! Agilent provides solutions and technologies that revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics. Please visit our web site to learn more at --
http://www.agilent.com
----------------------

I hope you will regard this letter as evidence of Agilent 's strong desire to have you join us. We sincerely hope you choose to become a part of Agilent Technologies and look forward to hearing from you soon.

Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communication Management Solutions Business Unit

S1                                                   Employment Acceptance Form
                                                                    Acquisition
                                                                    OFIS #0128A

Please type or print in black ink.
-------------------------------------------------------------------------------
Mullanix, Bud

-------------------------------------------------------------------------------

                           EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

  1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

  2.  Participation in post-employment medical screening may be required. If not be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

  3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

  4. Any employment is not for a fixed period of time and is terminable at the will of either Agilent Technologies or me. No contrary representation or promises have been made to me and no such promise or representation shall be binding unless in writing and signed by an officer of Agilent Technologies.

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EMPLOYEE SIGNATURE:                                        DATE

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In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

-------------------------------------------------------------------------------
DATE OF BIRTH
        --   --
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Resident address (if no permanent address yet, temporary address)
-------------------------------------------------------------------------------
STREET                                          CITY/STATE

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COUNTY                    Agilent Technologies WORK SITE LOCATION  (City/State)

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            The scanned copy of this form in OFIS is the official
              document of record. The original paper copy will be
                destroyed after the required retention period.

                                              Agilent Technologies, Inc.
                                              395 Page Mill Road
                                              PO Box 10395, MS A1-07
                                              Palo Alto, California 94303-0870
[LOGO OF AGILENT TECHNOLOGIES]


                              Agilent Confidential

December 4, 2000

Jim Olsen
101 Parkshore Drive
Folsom, CA 95630
Employee Number: 917939

Dear Jim:

We are extremely pleased to extend to you an offer of employment with Agilent Technologies, and look forward to you joining our company. This offer is contingent upon the successful closing of the proposed acquisition of Objective Systems Integrators Inc. (OSI) by Agilent Technologies.

You will begin employment at an annual base salary of $225,000 and be transitioned to Agilent's compensation, benefits, and payroll as soon as is practical after the closing. This offer includes Agilent's executive level benefits including life insurance and supplemental disability insurance. In addition, you will be eligible to receive a target bonus opportunity of 35% under Agilent's Pay for Results program.

We are eager to welcome you as an Agilent employee and want to ensure that you remain in place to help us pursue our many technical and business challenges. Therefore, this offer of employment includes an offer of Agilent non-qualified stock options representing the right to purchase 20,000 shares of Agilent Technologies common stock. The option will vest 25% per year and will be fully vested on the fourth anniversary of the grant date. An additional offering of Agilent non-qualified stock options representing the right to purchase 10,000 shares of Agilent Technologies Common Stock. This option will vest 50% on the second anniversary of the grant, 75% on the third anniversary of the grant, and 100% on the fourth anniversary of the grant. The terms and conditions of this grant will be governed by Agilent's 1999 Stock Plan, which will be provided to you when you receive your award. This option will be granted by the Compensation Committee of Agilent's Board of Directors and will be contingent on the successful closing of the terms and conditions of OSI by Agilent and your commencement of employment with Agilent Technologies. The grant date will be the later of the date the Committee meets to award this option or the date that you begin employment with Agilent, and the price will be the fair market value (average of high and low of Agilent stock price) on that date.

In addition, we will honor your change of control agreement, including the treatment of your outstanding OSI options. These options will be converted in price and quantity to an equivalent value of Agilent options at the close date, and be immediately vested at that time. You will have a minimum of one year to exercise these converted Agilent options. In addition, if you accept our employment offer, we will extend the life of these options to the original term of your OSI options. For example, if one of your original OSI options grants was to expire in November 2009, your replacement grant of Agilent options will also expire in November 2009, provided you remain an Agilent employee. This may potentially give you a much longer time frame in which to exercise or hold your options, beyond the one year stipulated in your change of control agreement.

You will receive credit for your continuous service with OSI, for additional Agilent benefits:

  .  Placement on Agilent's Flexible Time-Off accrual schedule

  . Rollover of your unused vacation time into Agilent's FTO plan up to the Agilent accrual cap.

Your service for all other Agilent Technologies' programs will begin on your first day of employment with Agilent.

Your employment with Agilent will be on the terms set forth in this letter and in accordance with Agilent's standard employment policies. Your acceptance of this offer will terminate any agreements or understandings, whether written or verbal, which you may previously have entered into with OSI.

Enclosed with this letter are copies of our Standards of Business Conduct. Adherence to these policies, as well as all other applicable Agilent policies and procedures, including subsequent changes, is required of all employees. In order to accept Agilent Technologies' offer of employment, we require a completed and signed copy of these documents:

  1.  Agilent Technologies Application

  2.  Employment Acceptance Form

  3. Agilent 's current Agreement Regarding Confidential Information and Proprietary Developments

These important documents must be received by Nadine Melanson, no later than, Friday, December 8, 5:00 PM Pacific Standard Time. Should you accept this offer, your employment will begin as soon as practical after the close of this acquisition and will be on the terms set forth in this letter and in accordance with Agilent Technologies' standard employment policies.

Agilent Technologies is committed to providing reasonable accommodations to employees with disabilities. If you need any services, please discuss them with Bob Femino, HR Manager, at (781) 258-0060 (cell) or (978) 266-3394 (office).
Any information regarding the acquisition and/or offer is considered confidential and may only be discussed with your spouse or partner. If you have any questions regarding this, Bob is again the recommended contact.

Surely you'd like to know a bit about us before you decide to join the team! Agilent provides solutions and technologies that revolutionize the way people live and work. Our businesses include Communications, Life Sciences and Electronics. Please visit our web site to learn more at --
http://www.agilent.com
----------------------

I hope you will regard this letter as evidence of Agilent 's strong desire to have you join us. We sincerely hope you choose to become a part of Agilent Technologies and look forward to hearing from you soon.

Sincerely,

/s/ Keith Miller

Keith Miller
VP and General Manager
Communications Management Solutions Business Unit

S1                                                    Employment Acceptance Form
                                                                    Acquisition
                                                                    OFIS #0128A

Please type or print in black ink.
-------------------------------------------------------------------------------
Olsen, Jim

-------------------------------------------------------------------------------

                           EMPLOYMENT ACCEPTANCE FORM

I accept Agilent Technologies' offer of employment as outlined in the offer letter dated November 30, 2000. I further understand and agree that:

  1. As a condition of continued employment, business needs may require that I relocate, travel, and/or work different shifts, positions, or overtime.

  2. Participation in post-employment medical screening may be required. If medical restrictions cannot be reasonably accommodated, I may not be hired, or if hired, employment may be terminated.

  3. I will comply with Agilent Technologies' Standards of Business Conduct and Drug-Free Workplace Policy as they may be changed from time to time. I will sign the enclosed Agreement Regarding Confidential Information and Proprietary Developments concerning the protection of proprietary information and the ownership and assignment of ideas, inventions, and other intellectual property while employed at Agilent Technologies.

  4. Any employment is not for a fixed period of time and is terminable at the will of either Agilent Technologies or me. No contrary representation or promises have been made to me and no such promise or representation shall be binding unless in writing and signed by an officer of Agilent Technologies.

-------------------------------------------------------------------------------
EMPLOYEE SIGNATURE:                                           DATE

-------------------------------------------------------------------------------

In order to promptly add you to Agilent Technologies' payroll and to accurately calculate and withhold taxes, please complete the following additional information:

-------------------------------------------------------------------------------
DATE OF BIRTH
        --   --
-------------------------------------------------------------------------------

Resident address (if no permanent address yet, temporary address)
-------------------------------------------------------------------------------
STREET                                     CITY/STATE

-------------------------------------------------------------------------------
COUNTY                     Agilent Technologies WORK SITE LOCATION  (City/State)

-------------------------------------------------------------------------------



           The scanned copy of this form in OFIS is the official
             document of record.  The original paper copy will
              be destroyed after the required retention period.